SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)


Filed  by  the  Registrant   /X/

Filed  by  a  Party  other  than  the  Registrant  /  /

Check  the  appropriate  box:


/ /   Preliminary  Proxy  Statement
/ / Confidential, for Use of the Commission Only ( as permitted by Rule 14a-6 (e) (2) )
/X/   Definitive  Proxy  Statement
/ /   Definitive  Additional  Materials

/ /   Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12


                            COMMUNITY WEST BANCSHARES

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                (Name of Registrant as Specified in Its Charter)

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      (Name of Person (s) Filing Proxy Statement, if other than Registrant

Payment  of  Filing  Fee  (Check  the  appropriate  box)  :

/X/   No  fee  Required.

/ /   Fee computed on table below per  Exchange Act Rules 14a-6(I) (1) and 0-11.

     (1)   Title  of  each  class  of  securities  to which transaction applies:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Aggregate  number  of  securities  to  which  transaction  applies:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Proposed  maximum  aggregate  value  of  transaction:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (5)   Total  fee  paid:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

/ /   Fee  paid  previously  with  preliminary  materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount  previously  paid
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Form,  schedule  or  registration  statement  number:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3)   Filing  party:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Date  filed:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

April 22, 2003

To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Community West Bancshares that will be held at the Holiday Inn, 5650 Calle Real, Goleta, California 93117, on Thursday May 22, 2003, at 6:00 P.M. Pacific Daylight Time. I look forward to greeting as many of our shareholders as possible.

     As set forth in the attached Proxy Statement, the Meeting will be held to consider the election of Directors and approve an amendment to increase the number of shares reserved for issuance under the 1997 Stock Option Plan.

     We will also review operating results for the past year and the progress of Community West Bancshares and present an opportunity to ask questions of general interest to shareholders.

     Your vote is important. Whether or not you attend the meeting in person, I urge you to promptly vote your Proxy by signing and dating the Proxy card and returning it in the accompanying postage-paid envelope. If you decide to attend the meeting and vote in person, you will, of course, have that opportunity.

     I look forward to seeing you at the Annual Meeting on Thursday, May 22, 2003.

Very truly yours,



Michael A. Alexander
Chairman of the Board
  And Chief Executive Officer

                            COMMUNITY WEST BANCSHARES
                                 445 Pine Avenue
                          Goleta, California 93117-3474
                            Telephone: (805) 692-5821

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 22, 2003

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders ("Meeting") of Community West Bancshares ("Company") will be held at the Holiday Inn, 5650 Calle Real, Goleta, California 93117, on Thursday, May 22, 2003, at
6:00 P.M. Pacific Daylight Time, for the purpose of considering and voting on the following matters:

          1. ELECTION OF DIRECTORS. To elect seven persons to the Board of Directors to serve until the 2004 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

               Michael A. Alexander      Lynda Nahra
               Robert H. Bartlein        William R. Peeples
               Jean W. Blois             James R. Sims, Jr.
               John D. Illgen

          2. APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE STOCK OPTION PLAN. To ratify an amendment to the 1997 Stock Option Plan increasing from 842,014 to 1,292,014 the number of shares of the Company's Common Stock which may be subject to awards granted thereunder.

          3. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or postponements thereof.

     The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting, and shareholders are encouraged to read it in its entirety.

     The Board of Directors has fixed the close of business on April 22, 2003, as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

     As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Company. It is expected that these materials first will be mailed to shareholders on or about April 22, 2003.

     The Bylaws of the Company provide for the nomination of Directors in the following manner:

     "Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten
     (10) days notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the president of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged a bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected."

     SINCE IMPORTANT MATTERS ARE TO BE CONSIDERED AT THE MEETING, IT IS VERY IMPORTANT THAT EACH SHAREHOLDER VOTE.

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER WHO EXECUTES AND DELIVERS SUCH A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY SUBMITTING PRIOR TO THE MEETING A PROPERLY EXECUTED PROXY BEARING A LATER DATE, OR BY BEING PRESENT AT THE MEETING AND ELECTING TO VOTE IN PERSON BY ADVISING THE CHAIRMAN OF THE MEETING OF SUCH ELECTION.

     PLEASE  INDICATE  ON  THE  PROXY  WHETHER  OR  NOT YOU EXPECT TO ATTEND THE
MEETING  SO  THAT  THE  COMPANY  CAN  ARRANGE  FOR  ADEQUATE  ACCOMMODATIONS.

                                   By Order of the Board of Directors,

                                   Robert H. Bartlein, Secretary

Dated: April 22, 2003
Goleta, California

                           ANNUAL REPORT ON FORM 10-K

     COPIES OF THE COMPANY'S 2002 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE UPON REQUEST TO: CHARLES G. BALTUSKONIS, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COMMUNITY WEST BANCSHARES, 445 PINE AVENUE, GOLETA, CA 93117-3474, TELEPHONE (805) 692-5821, ON THE COMPANY'S WEBSITE AT WWW.COMMUNITYWEST.COM AND ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV.

                            COMMUNITY WEST BANCSHARES
                                 445 Pine Avenue
                          Goleta, California 93117-3474
                            ________________________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 22, 2003
                            ________________________

                       SOLICITATION AND VOTING OF PROXIES

     Community West Bancshares ("Company" or "CWBC") is furnishing this Proxy Statement to its shareholders in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting ("Meeting") of Shareholders, to be held on Thursday, May 22, 2003 at 6:00 P.M. Pacific Daylight Time at the Holiday Inn, 5650 Calle Real, Goleta, California 93117, and at any and all adjournments and postponements thereof, and, the designated proxyholders ("Proxyholders") are members of the Company's management. Only shareholders of record ("shareholders") on April 22, 2003 ("Record Date") are entitled to notice of and to vote in person or by proxy at the meeting or any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy card ("Proxy") first will be mailed to shareholders on or about April 22, 2003. The Company's Annual Report on Form 10-K, including consolidated financial statements for the year ended December 31, 2002, accompanies this Proxy Statement.

     Regardless of the number of shares of Common Stock owned, it is important that the holders of a majority of shares be represented by proxy or be present in person at the Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR all nominees" for the election of the nominees named in this Proxy Statement and "FOR" the amendment to increase the number of shares reserved for issuance under the stock option plan. If any other business is properly presented at the Meeting, the Proxy will be voted in accordance with the recommendations of the Company's Board of Directors.

     Other than the matters set forth on the attached Notice of the Meeting, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers to the designated Proxyholders discretionary authority to vote the shares in accordance with the recommendations of the Company's Board of Directors on such other business, if any, that may properly come before the Meeting and at any adjournments or postponements thereof, including whether or not to adjourn the Meeting.

     You may revoke your proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the

Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need to provide appropriate documentation from the record holder to vote personally at the Meeting.

The  following  matters  will  be  considered  and  voted  upon  at the Meeting:

     1. ELECTION OF DIRECTORS. To elect seven persons to the Board of Directors to serve until the 2004 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

          Michael A. Alexander      Lynda Nahra
          Robert H. Bartlein        William R. Peeples
          Jean W. Blois             James R. Sims, Jr.
          John D. Illgen

     2. APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE STOCK OPTION PLAN. To ratify an amendment to the 1997 Stock Option Plan ("1997 Plan") increasing from 842,014 to 1,292,014 the number of shares of the Company's Common Stock which may be subject to awards granted thereunder.

     3. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or postponements thereof.

     This solicitation of proxies is being made by the Board of Directors of the Company. The expense of solicitation of proxies for the Meeting will be borne by the Company. It is anticipated that proxies will be solicited primarily through the use of the mail. Proxies may also be solicited personally or by telephone by Directors, officers and employees of the Company, and its wholly-owned subsidiary, Goleta National Bank ("Goleta" or "GNB"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, that are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. The total estimated cost of the solicitation is $5,000.

                                VOTING SECURITIES

     The securities that may be voted at the Meeting consist of shares of common stock of the Company ("Common Stock"). The close of business on April 22, 2003 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Meeting and at any adjournment or postponements thereof. The total number of shares of Common Stock outstanding on the Record Date was 5,690,224 shares. Each shareholder is entitled to one vote, in person or by proxy, for each share as of the Record date, except that in the election of Directors, each shareholder has the right to cumulate provided that the candidates' names have been properly placed in nomination prior to commencement of voting and a shareholder has given notice of their intention to cumulate votes prior to commencement of voting. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of shares of Common Stock held by that Shareholder, or to distribute such votes among as many candidates as the shareholder deems fit. The Company is soliciting authority to cumulate votes in the election of Directors, and the enclosed Proxy grants discretionary authority for this purpose. The candidates receiving the highest number of votes, up to the number of Directors to be elected, will be elected.

     Of the shares of Common Stock outstanding on the Record Date, 1,122,085 shares of Common Stock (21.50% of the issued and outstanding shares of Common Stock) were beneficially owned by Directors and executive officers of the Company. Such persons have informed the Company that they will vote "FOR" the election of the nominees to the Board of Directors and "FOR" the proposed amendment to increase the number of shares reserved for issuance under the 1997 Stock Option Plan.

     Under California law and the Company's Bylaws, a quorum consists of the presence in person or by proxy of a majority of the shares entitled to vote at the Meeting, and a matter (other than the election of Directors) voted on by Shareholders will be approved if it receives the vote of a majority of the shares both present and voting, which shares also constitute a majority of the required quorum, unless the vote of the greater number of shares is required. Abstentions and broker non-votes will be included in the number of shares present at the Meeting and entitled to vote for the purpose of determining the presence of a quorum. Accordingly, in the event the number of shares voted affirmatively does not represent a majority of the required quorum, abstentions and broker non-votes will have the effect of a "no" vote. Abstentions and broker non-votes do not have the effect of votes in opposition to any nominee for election of Director.

     If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock "FOR" the election of the Board of Directors' nominees. If, however, you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may not vote such Common Stock with respect to the proposal to increase the number of shares of Common Stock reserved for issuance under the 1997 Stock Option Plan.


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE
                                    OFFICERS

     The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company's outstanding Common Stock by persons (other than depositories) known to the Company to own more than 5% of the Company's outstanding Common Stock, by the Company's Directors and executive officers, and by all Directors and executive officers of the Company as a group.

     Except as indicated, the address of each of the persons listed below is c/o Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117.

                                          NUMBER OF SHARES OF    NUMBER OF SHARES   PERCENT OF CLASS
                                             COMMON STOCK       SUBJECT TO VESTED     BENEFICIALLY
NAME AND TITLE                           BENEFICIALLY OWNED(1)   STOCK OPTIONS(2)       OWNED(2)
---------------------------------------  ---------------------  ------------------  -----------------
MICHAEL A. ALEXANDER, Chairman of                      121,724              8,545               2.29%
  the Board and Chief Executive
  Officer, Community West Bancshares

CHARLES G. BALTUSKONIS, Senior Vice                          -                  -                  -
  President and Chief Financial Officer,
  Community West Bancshares and
  Goleta National Bank

ROBERT H. BARTLEIN, Director                           135,762              8,545               2.53%

JEAN W. BLOIS, Director                                 48,824             20,099               1.21%

STEPHEN W. HALEY, Director, President                        -              4,000                  *
  and Chief Operating Officer,
  Community West Bancshares (3)

CYNTHIA M. HOOPER, Senior Vice                           9,600              2,400                  *
  President, Goleta National Bank

JOHN D. ILLGEN, Director                                46,956             22,959               1.22%

INVESTORS OF AMERICA LIMITED                           568,696                  -               9.99%
  PARTNERSHIP
  135 North Meramec
  Clayton, MO  63105

BERNARD R. MERRY, Senior Vice                                -             12,200                  *
  President, Goleta National Bank

LYNDA NAHRA,  Director, President and                    1,350             19,000                  *
  Chief Executive Officer, Goleta
  National Bank

WILLIAM R. PEEPLES, Vice Chairman of                   738,728              8,545              13.11%
  the Board (4)

JAMES R. SIMS, JR., Director                            19,141             22,959                  *

ALL DIRECTORS AND EXECUTIVE                          1,122,085          129,252(5)             21.50%
  OFFICERS AS A GROUP (11 in Number)

*    Less  than  1%

(1) Includes shares beneficially owned, directly and indirectly, together with associates, except for shares subject to vested stock options and outstanding warrants. Also includes shares held as trustee and held by or as custodian for minor children. Unless otherwise noted, all shares are held as community property under California law or with sole investment and voting power.

(2) Shares subject to options held by Directors or executive officers that were exercisable within 60 days after the Record Date ("vested") are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person, but not for the purpose of computing the percent of class owned by any other person.

(3)  Mr.  Haley  resigned  in  March  2003.

(4) Includes 169,800 shares held by Mr. Peeples' spouse, concerning which Mr. Peeples disclaims beneficial ownership.


                                        4

(5) Does not include an aggregate of 69,900 shares subject to options held by Directors or executive officers that were exercisable more than 60 days after the Record Date.

PROPOSAL 1

                              ELECTION OF DIRECTORS

DIRECTORS AND EXECUTIVE OFFICERS

     The Company's Bylaws provide that the authorized number of Directors shall be not less than six nor more than 11, with the exact number of Directors fixed from time to time by resolution of a majority of the Board of Directors or by resolution of the shareholders. The number of Directors is currently fixed at seven.

     At the Meeting, seven persons will be elected to serve as Directors of the Company until the 2004 Annual Meeting of Shareholders and until their successors are elected and have qualified. The seven persons named below, all of whom are currently Directors of the Company, have been nominated by the Board of Directors for re-election. A proxy that is submitted with the instruction "FOR all nominees listed" or without instructions will be voted in such a way as to effect the election of all seven nominees, or as many thereof as possible. In the event that any of the nominees should be unable to serve as a Director, it is intended that the proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

     The following persons have been nominated for election by the Board of
Directors:

          Michael A. Alexander      Lynda Nahra
          Robert H. Bartlein        William R. Peeples
          Jean W. Blois             James R. Sims, Jr.
          John D. Illgen


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

INFORMATION ABOUT THE NOMINEES

MICHAEL A. ALEXANDER (AGE 72)

     Mr. Alexander has been the Chairman of the Board of CWBC since 2000 and has been a member of the CWBC Board since its inception in 1997 and the GNB Board

(current Chairman) since 1989, and was named the Chief Executive Officer of the holding company, effective March 2003. Mr. Alexander serves on CWBC's Audit Committee, is Chairman of GNB's Compliance, Executive and Management Succession Committees, and serves on GNB's Personnel / Compensation and Asset / Liability Committees. He was Chairman of the Board of Utilcom Inc. from 1992 to 2002. He was employed by General Motors from 1955 to 1992, starting as a project engineer and rising to Director of Aerospace Programs before he retired in 1992, and was a construction flight officer in the U.S. Air Force from 1953 to 1955. He has been the President and a member of the Board of Directors of Trinity Children and Family Services since 1976 and is a member of the Board of Directors of Santa Barbara Greek Orthodox Church and Innovative Survivability Systems. Mr. Alexander holds a degree in Industrial Management and Mechanical Engineering from the Massachusetts Institute of Technology.

ROBERT H. BARTLEIN (AGE 55)

     Mr. Bartlein has been a member of the Board of CWBC since its inception in 1997 and a founder and Director of GNB since 1989. Mr. Bartlein is currently Vice Chairman of the Board of GNB, Chairman of the Loan Committee, a member of the Executive Committee and Secretary of the Board of CWBC. He is President and CEO of Bartlein & Company, Inc., founded in 1969, which is a property management company with five California offices as well as offices in other states. He is a graduate of the University of Wisconsin-Madison with a degree in Finance, Investments and Banking. He did post-graduate study at the University of Wisconsin-Milwaukee. Mr. Bartlein is past President and a Director of the American Lung Association of Santa Barbara and Ventura Counties.

JEAN W. BLOIS (AGE 75)

     Ms. Blois has been a member of the Board of CWBC since its inception in 1997 and of GNB since 1989. She is Chairman of GNB's Personnel / Compensation Committee and a member of the Asset / Liability Committee. She co-founded Blois Construction, Inc. and served in a financial capacity before retirement. She formed her own consulting firm, Jean to the Rescue. Ms. Blois graduated with a BA from the University of California, Berkeley. She served as a Trustee of the Goleta Union School District for 13 years, a Director of the Goleta Water District for 10 years and is currently a council member for the newly-formed City of Goleta.

JOHN D. ILLGEN (AGE 58)

     Mr. Illgen has been a member of the Board of CWBC since its inception in 1997 and of GNB since 1989. He is Chairman of the Asset / Liability Committee and a member of GNB's Personnel / Compensation and Compliance Committees. Mr. Illgen is President and Chairman of Illgen Simulation Technologies, Inc. (ISTI). His responsibilities at ISTI include Operations, Marketing, Strategic Planning and Technical Program Management. Mr. Illgen is on special assignment to the U.S. Army focused on training our Armed Forces using software simulation, virtual systems and live systems in a contemporary operational environment. Mr. Illgen is an honorary member of the Santa Barbara Scholarship Foundation Board of Directors and a member and Past President (1979-80) of Goleta Rotary Club.

LYNDA NAHRA (AGE 52)

     Ms. Nahra has been President and Chief Executive Officer of GNB since 2000 after serving in various positions of increasing responsibility for the Bank since 1997. Her banking career began in 1970 with Bank of America and her banking experience has included management positions in operations, consumer and commercial lending, sales, private banking and corporate banking. Ms. Nahra is a member of GNB and CWBC's Boards and serves on GNB's Loan, Asset / Liability, Management, Compliance and Disclosure Committees. Ms. Nahra serves as a director of Women's Economic Ventures, Treasurer of Montecito Rotary Club, and is a Finance Committee member for the Goleta Montessori Center School and the Santa Barbara United Way. Ms. Nahra's educational background is from California Western University in San Diego and Pacific Coast Banking School.

WILLIAM R. PEEPLES (AGE 60)

     Mr. Peeples has been the Vice Chairman of the Board of CWBC since its inception in 1997 and a founder and Director of GNB since 1989. Mr. Peeples is Chairman of CWBC's Audit Committee and serves on GNB's Loan, Personnel / Compensation, Executive and Management Succession Committees. Mr. Peeples served in various financial capacities, including President and Chief Financial Officer of Inamed Corporation from 1985 to 1987. He also was founder and Chief Financial Officer of Nusil Corporation and Imulok Corporation from 1980 to 1985. Mr. Peeples has been active as a private investor and currently serves as Managing General Partner of two industrial buildings. Mr. Peeples holds a BBA from Wisconsin State University and an MBA from Golden Gate University, Air Force on-base program.

JAMES R. SIMS JR. (AGE 66)

     Mr. Sims has been a member of the Board of CWBC since its inception in 1997 and of GNB since 1989. Mr. Sims serves on GNB's Compliance Committee and previously served on the Finance and Audit Committees. Mr. Sims is a real estate broker whose career began in 1970 in Santa Barbara. He is a past President of the Santa Barbara Board of Realtors, Chairman of the Multiple Listing Service and served in 1984 as Regional Vice President of the California Association of Realtors. Mr. Sims served on the Santa Barbara Coastal Housing Association seeking affordable housing and he developed three Residential Care Facilities for the elderly in Camarillo that he operated until his retirement in 2000.

     Since the last Annual Meeting, one Director, Stephen W. Haley, resigned before the end of his term.

     None of the Directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the Directors and executive officers of the Company, acting within their capacities as such. The Company knows of no family relationships between the Directors and executive officers of the Company, nor do any of the Directors or executive officers of the Company serve as Directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 ("Exchange Act") or any investment company registered under the Investment Company Act of 1940. Officers serve at the discretion of the Board of Directors.

EXECUTIVE OFFICERS (not members of the Board of Directors)

     The following sets forth, as of the Record Date, the names and certain other information concerning the executive officers of the Company, in addition to the executive officer who is nominated for election as a Director.

CHARLES G. BALTUSKONIS (AGE 52)

     Mr. Baltuskonis, Senior Vice President and Chief Financial Officer of CWBC and GNB, has been with the Company since November 2002. He served as Senior Vice President and Chief Accounting Officer, Mego Financial Corporation, from 1997 to 2002 and Senior Vice President and Controller, TAC Bancshares, from 1995 to 1997. Prior to that, he was Chief Financial Officer of F&C Bancshares and First Coastal Corporation and a Senior Manager with the public accounting firm of Ernst & Young. Mr. Baltuskonis is a certified public accountant, is a member of the American Institute of Certified Public Accountants and holds a BS from Villanova University.

CYNTHIA M. HOOPER (AGE 40)

     Ms. Hooper, Senior Vice President, SBA Lending, has been with GNB since 1989. She started at GNB in commercial lending and currently manages the SBA underwriting and processing unit. This SBA unit underwrites and processes loans for 15 Preferred Lender territories in nine states. Prior to serving at GNB, she was in commercial lending at City Commerce Bank. Ms. Hooper is an active member of the National Association of Government Guaranteed Lenders and has served as a director of the Goleta Chamber of Commerce.

BERNARD R. MERRY (AGE 55)

     Mr. Merry, Senior Vice President, Mortgage, has been with GNB since 1998. His GNB roles have included HUD Administrator and head of Alternative Mortgage Products. He was promoted to Mortgage Division Manager in November 2001. Presently, Mr. Merry oversees the Retail and Wholesale Mortgage Departments for GNB. He formerly was a Vice President for ITT Financial Services for 24 years running their West Coast Broker Division and their California Real Estate collection department. Mr. Merry worked as a consultant for Option One Mortgage Corporation and as Assistant Vice President for Cityscape Mortgage Corporation, opening its Western States operation.

              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES

     The Board of Directors of the Company met 17 times (14 regular meetings and three special meetings) during the year ended December 31, 2002, and had the following standing committees that met during the year: the Audit Committee and the Personnel / Compensation Committee. The Company does not have a nominating committee. In addition, the Company's Directors served on the Board of Directors of Goleta, including the various committees established by that subsidiary. During 2002, none of the Company's Directors attended less than 75% of the Company's Board meetings and meetings of committees on which they served.

     The Audit Committee is composed of three members of the Board of Directors:
Messrs. Alexander, Peeples and Sims. This Committee is responsible for review of all internal and external examination reports and selection of the Company's independent auditors. The Audit Committee met five times during 2002.

     The Personnel / Compensation Committee, which is currently composed of four members of the Board of Directors; Messrs. Alexander, Illgen and Peeples, and Ms. Blois. The Committee is responsible for determining executive compensation. This Committee met once during 2002.

DIRECTORS' COMPENSATION

     There were no CWBC Director fees paid during 2002. Until March 31, 2002, Goleta's Directors were paid for attendance at Bank Board meetings at the rate of $500 for each regular Board meeting (with the Chairmen receiving $750); and, for all Directors except Ms. Nahra and Mr. Haley, $150 for each committee meeting. After March 31, 2002, all Directors' fees for Goleta meetings were suspended until further notice.

AUDIT COMMITTEE REPORT

     The Report of the Audit Committee of the Board of Directors shall not be deemed filed under the Securities Act of 1933 ("Securities Act") or under the Exchange Act.

     The Board of Directors maintains an Audit Committee comprised of three of the Company's Directors. Messrs. Peeples and Sims each met the independence and experience requirements of the Nasdaq Stock Market. Mr. Alexander also met such standards until his appointment in March 2003 as Chief Executive Officer of the Company. The Company is seeking to replace Mr. Alexander on this Committee.

     The Audit Committee assists the Board of Directors in monitoring the accounting, auditing and financial reporting practices of the Company. The Audit Committee operates under a written charter, which was last amended and restated on April 25, 2002 and is assessed annually for adequacy by the Audit Committee. The Audit Committee held five meetings during fiscal 2002.

     Management is responsible for the preparation of the Company's financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

     - Reviewed and discussed with management the audited financial statements contained in the Company's Annual Report on Form 10-K for fiscal 2002; and

     - Obtained from management their representation that the Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

     The Company's independent auditors, Ernst & Young LLP ("Ernst"), are responsible for performing an audit of the Company's financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company's financial statements present fairly, in all material respects, the Company's financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee:

     - Discussed with Ernst the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees"), and Section 204 of the Sarbanes-Oxley Act of 2002; and

     - Received and discussed with Ernst the written disclosures and the letter from Ernst required by Independent Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2002 was compatible with their independence.

     In addition, the Company received a letter from Ernst to the effect that Ernst's audit of the Company was subject to its quality control system for the United States accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Ernst personnel working on the audit and the availability of national office consultation.

     In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company's financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's auditors are independent.

     Based upon the reviews and discussions described above, and the report of Ernst, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                                 THE AUDIT COMMITTEE

                                                 William R. Peeples, Chairman
                                                 Michael A. Alexander
                                                 James R. Sims, Jr.

Dated: February 27, 2003

PERSONNEL / COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The  Personnel  /  Compensation  Committee ("Committee") is made up of four
Directors: Messrs. Alexander, Illgen and Peeples, and Ms. Blois. None of these Directors served as an officer of the Company or of its subsidiaries until March 2003, when, as previously noted, Mr. Alexander was appointed as Chief Executive Officer of the Company. The Company is seeking to replace Mr. Alexander on this Committee. The Company's executive officers have represented to the Company that none of them served on the Board of Directors or Personnel / Compensation Committee, or in an equivalent capacity, of another entity.

PERSONNEL / COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Report of the Personnel / Compensation Committee of the Board of Directors shall not be deemed to be filed under the Securities Act or under the Exchange Act.

     The Committee was responsible for reviewing and approving the Company's overall compensation and benefit programs and for administering the compensation of the Company's executive and senior officers.

     The Committee's functions and objectives are: (i) to determine the competitiveness of current base salary, annual incentives and long-term incentive relative to specific competitive markets for the President; (ii) to develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (iii) to develop an annual incentive plan for senior management; and (iv) to provide guidance to the Board of Directors in its role in establishing objectives regarding executive compensation. The Committee's overall compensation philosophy is as follows:
(i) to attract and retain quality talent which is critical to both short-term and long-term success; (ii) to reinforce strategic performance objectives through the use of incentive compensation programs; (iii) to create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and (iv) to encourage executives to achieve substantial levels of ownership of stock in the Company.

     The compensation package offered to executive officers consists of a mix of salary, incentive bonus awards and stock option awards, as well as benefits under employee benefit plans. Salary levels recommended by the Committee are intended to be consistent and competitive with the practices of comparable financial institutions and each executive's level of responsibility. The Committee generally utilizes internal and/or external surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies.

     In establishing executive compensation for the Presidents of the Company and Goleta, the Committee considered the overall financial condition of the Company, profitability, asset quality and compliance with rules and regulations. The Committee also considered the amount of time the executives had been with the Company, performance goals and general industry customs. Generally excluded from the Committee's consideration of incentive bonuses would be income or expenses resulting from extraordinary or non-recurring events, regulatory changes, merger or acquisition activity or the imposition of changes in generally accepted accounting principles.

     The Committee believes that the Company's compensation program and compensation levels are effective in attracting, motivating and retaining outstanding executive and senior officers and that they are consistent with the Company's immediate and long-term goals.

                         THE PERSONNEL / COMPENSATION COMMITTEE

                         Jean W. Blois, Chairman
                         Michael A. Alexander
                         John D. Illgen
                         William R. Peeples

Dated: November 29, 2002

EXECUTIVE COMPENSATION

     The following table sets forth, for the years ended December 31, 2002, 2001 and 2000, the compensation information for the Company's Chief Executive Officer and the other four (a total of six are shown in the table as there was a transition to a new Chief Financial Officer at the end of 2002) most highly compensated executive officers serving the Company in 2002 (collectively, the "Named Executive Officers").

                                            SUMMARY COMPENSATION TABLE


                                                                                  LONG-TERM
                                                   ANNUAL COMPENSATION           COMPENSATION
                                                   -------------------           ------------  (1) ALL OTHER
                                                                                  SECURITIES     COMPENSA-
                                                                   OTHER ANNUAL   UNDERLYING     ---------
NAME AND PRINCIPAL POSITION               YEAR   SALARY    BONUS   COMPENSATION    OPTIONS         TION
---------------------------------------   ----  --------  -------  -------------  ----------  --------------
STEPHEN W. HALEY, President and Chief     2002  $175,000  $     -  $      24,200           -  $        1,512
  Operating Officer, Community West       2001   103,750   10,000         13,200      20,000               -
  Bancshares (resigned March 2003) (2)
LYNDA NAHRA, President and Chief          2002   142,501   20,000              -           -           2,519
  Executive Officer, Goleta National      2001   129,167   25,000          1,806       4,000           2,161
  Bank (3)                                2000   101,458        -         23,577       7,500           2,188
CHARLES G. BALTUSKONIS, Senior Vice       2002    15,625        -              -       7,500               -
  President and Chief Financial Officer,
  Community West Bancshares and
  Goleta National Bank (4)
PHILIP E. GULDEMAN, Executive Vice        2002   103,167   16,667              -      25,000             406
  President and Chief Financial Officer
  (resigned December 2002) (5)
CYNTHIA M. HOOPER, Senior Vice            2002    98,797    3,750              -      10,000           2,210
  President, SBA Loans, Goleta National   2001    85,000        -         39,400           -           1,667
  Bank (6)                                2000    68,333        -         44,585       4,000           1,500
BERNARD R. MERRY, Senior Vice             2002   142,451    9,500              -           -           2,433
  President, Mortgage Division            2001   131,016   15,000              -       4,000           2,614
  Manager,  Goleta National Bank          2000   126,450    5,000              -       6,500           2,274

(1)  Amounts  represent  Company's  401  (k)  matching  contribution.

(2) Mr. Haley was President and Chief Operating Officer of the Company from September 2001 to March 2003. Amounts in "Other Annual Compensation" were for a living allowance.

(3) Amounts in "Other Annual Compensation" for Ms. Nahra were for commissions. Ms. Nahra no longer receives commissions.

(4) Mr. Baltuskonis was named Chief Financial Officer Designee in November 2002 and became Chief Financial Officer in December 2002 subsequent to Mr. Guldeman's resignation.

(5) Mr. Guldeman was Executive Vice President and Chief Financial Officer from April 2002 to December 2002.

(6) Amounts in "Other Annual Compensation" for Ms. Hooper were for commissions. Ms. Hooper no longer receives commissions.

STOCK  OPTIONS

     In connection with the bank holding company reorganization, the Company adopted the Community West Bancshares 1997 Stock Option Plan ("1997 Plan") providing for the issuance of up to 842,014 shares. As of the Record Date, 336,611 options had been exercised and options for 350,852 shares were outstanding, leaving 154,551 shares available for future grants. For a description of the 1997 Plan, see "Proposal 2. Amendment of 1997 Plan." The following table sets forth certain information regarding stock options granted by the Company to the Named Executive Officers during 2002:

                                OPTION GRANTS IN LAST FISCAL YEAR


                                                                              Potential Realizable
                                                                               Value at Assumed
                                                                             Annual Rates of Stock
                                                                            Price Appreciation for
                              Individual Grants                                 Option Term (2)
----------------------------------------------------------------------------  -------------------
                         Number of     Percent of
                         Securities   Total Options
                         Underlying    Granted to      Exercise
                          Options     Employees in      Price     Expiration
        Name              Granted    Fiscal Year (1)  ($/share)      Date        5%        10%
-----------------------  ----------  ---------------  ----------  ----------  --------  ---------
Charles G. Baltuskonis        7,500             8.5%  $     4.58    11/21/12  $21,603   $ 54,744
-----------------------  ----------  ---------------  ----------  ----------  --------  ---------
Philip E. Guldeman (3)       25,000            28.4%        4.45      4/1/12   69,965    177,299
-----------------------  ----------  ---------------  ----------  ----------  --------  ---------
Cynthia M. Hooper            10,000            11.3%        4.60     4/26/12   28,929     73,310
-----------------------  ----------  ---------------  ----------  ----------  --------  ---------

     (1) The Company issued options to purchase 88,128 shares of Common Stock in 2002. The Company issued no stock appreciation rights in 2002.

     (2) Potential realizable value assumes that the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the options expire. These numbers are calculated based on the SEC's requirements and do not represent an estimate by CWBC of future stock price growth.

     (3)  Mr.  Guldeman  resigned  effective  December  2002.

     The following table sets forth certain information regarding stock options outstanding at December 31, 2002 for the Named Executive Officers.

                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                  FISCAL YEAR-END OPTION VALUES


                                                             Number of
                                                             Securities           Value of
                                                             Underlying        Unexercised In-
                                                            Unexercised           the-Money
                                                         Options at Fiscal    Options at Fiscal
                                                            Year End (#         Year End (1)
                        Shares Acquired                     exercisable/       ($exercisable/
Name                      on Exercise    Value Realized    unexercisable)      unexercisable)
----------------------  ---------------  --------------  ------------------  -------------------

Stephen W. Haley                      -               -        4,000/20,000  $              -/$-
----------------------  ---------------  --------------  ------------------  -------------------
Lynda Nahra                           -               -       19,000/27,500  $              -/$-
----------------------  ---------------  --------------  ------------------  -------------------
Charles G. Baltuskonis                -               -             -/7,500  $            -/$825
----------------------  ---------------  --------------  ------------------  -------------------
Bernard R. Merry                      -               -       12,200/18,500  $              -/$-
----------------------  ---------------  --------------  ------------------  -------------------
Cynthia M. Hooper                     -               -        2,400/14,000  $            -/$900
----------------------  ---------------  --------------  ------------------  -------------------

(1) Based on the closing price on the Nasdaq National Market at $4.69 per share on December 31, 2002.

                     SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS


                                        Number of
                                     securities to be                             Number of securities
                                       issued upon       Weighted-average    remaining available for future
                                       exercise of       exercise price of        issuance under equity
                                       outstanding          outstanding            compensation plans
                                    options, warrants    options, warrants        (excluding securities
Plan Category                           and rights          and rights           reflected in column (a)
----------------------------------  ------------------  -------------------  -------------------------------
                                           (a)                  (b)                        (c)
----------------------------------  ------------------  -------------------  -------------------------------
Plans approved by shareholders              350,852(1)  $              6.30                       154,551(2)
----------------------------------  ------------------  -------------------  -------------------------------
Plans not approved by shareholders                  -                   N/A                               -
----------------------------------  ------------------  -------------------  -------------------------------
Total                                         350,852                                               154,551
----------------------------------  ------------------  -------------------  -------------------------------

     (1) Shares issuable pursuant to outstanding options under the 1997 Stock Option Plan.

     (2) Represents shares of Company Common Stock, which may be issued pursuant to future awards under the 1997 Stock Option Plan.

EMPLOYMENT AND OTHER COMPENSATION AGREEMENTS

     Mr. Stone served as Chief Executive Officer and President of the Company until September 1, 2001. Mr. Stone continued as Chief Executive Officer of the Company until December 31, 2001, at which time he entered into a 26-month contract to serve as a part-time employee and consultant for a monthly salary of $3,646.

     Mr. Stone is a party to an Executive Salary Continuation Agreement ("ESCA") with the Company dated January 1, 1994. The purpose of the ESCA was to provide a special incentive to Mr. Stone for his continuing employment with Goleta on a long-term basis. The ESCA provides Mr. Stone with salary continuation benefits of up to $50,000 per year for 15 years after retirement. Normal retirement under the ESCA is age 61. In the event of death prior to retirement, Mr. Stone's beneficiary will receive the full salary continuation benefits. In the event of disability, wherein Mr. Stone does not continue employment with the Bank, Mr. Stone is entitled to a total yearly payment equal to $5,000 per year of service beginning with January 1, 1994, up to a total yearly payment of $50,000. If Mr. Stone terminates employment with the Bank for a reason other than death, disability, cause or voluntary termination, prior to the normal retirement age, he will be entitled to salary continuation benefits calculated as set forth above for disability. If Mr. Stone's employment is terminated after a transfer of controlling ownership of the Company or a sale of the Company or Goleta, Mr. Stone will become fully vested as to the full amount of salary continuation benefits. Although Mr. Stone has reduced his duties to those of part-time employee and consultant, he continues to be an employee of the Company and is not currently receiving benefits under the ESCA.

     Mr. Haley was President of the Company until March 2003 at an annual salary of $175,000.

     Ms. Nahra is entitled to one year's severance pay in the case of involuntary termination. The Board of Directors of Goleta is currently negotiating an employment agreement with Ms. Nahra.

PROFIT SHARING AND 401(K) PLAN

     The Company has established a 401(k) plan for the benefit of its employees. Employees are eligible to participate in the plan after three months of consecutive service. Employees may make contributions to the plan under the plan's 401(k) component and the Company may make contributions under the plan's profit sharing component, subject to certain limitations. The Company's contributions were determined by the Board of Directors and amounted to $171,467, $176,782 and $164,125, respectively, in 2002, 2001 and 2000.

STOCK PERFORMANCE GRAPH

     The following graph presents the cumulative, five-year total return for the Company's (and previously Goleta's) Common Stock compared with the Nasdaq Total Return Index, a broad market index of stocks traded on the Nasdaq National Market, and the SNL Securities Index of banks having under $500 million in total assets, which the Company believes is representative of peer issuers. The graph assumes an initial investment of $100 in each of the Company's Common Stock, the securities underlying the Nasdaq Total Return Index and the securities underlying the SNL Index for Banks on December 31, 1997, and that all dividends were reinvested. This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.




                               [GRAPHIC  OMITTED]



                                          PERIOD ENDED
-------------------------------------------------------------------------------------
INDEX                      12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
-------------------------------------------------------------------------------------
Community West Bancshares    100.00    102.37     76.99     42.15     65.26     51.01
NASDAQ - Total US*           100.00    140.99    261.48    157.42    124.89     86.33
SNL <$500M Bank Index        100.00     91.31     84.52     81.54    112.79    144.45

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some of the Directors and executive officers of the Company, as well as the companies with which such Directors and executive officers are associated, are customers of, and have had banking transactions with its banking subsidiary, Goleta, in the ordinary course of Goleta's businesses. Goleta expects to have such ordinary banking transactions with such persons in the future. In the opinion of management of Goleta, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Although Goleta does not have any limits on the aggregate amount it would be willing to lend to Directors and officers as a group, loans to individual Directors and officers must comply with Goleta's internal lending policies and statutory lending limits.


PROPOSAL  2

                       AMENDMENT OF 1997 STOCK OPTION PLAN

     The Board is asking you to approve an amendment to CWBC's 1997 Stock Option Plan ("1997 Plan") increasing by 450,000 the number of shares of Common Stock that may be issued from 842,014 shares to 1,292,014 shares. Of the increase, 200,000 shares are proposed to be available for issuance to Directors and 250,000 shares are allocated for issuance to employees. As of April 22, 2003, 66,051 shares in total were available to be issued, allocated as 66,049 qualified shares and 2 non-qualified (Director) shares.

PURPOSE

     The purpose of the 1997 Plan is:

     - To strengthen CWBC and its subsidiaries by providing additional means of attracting and retaining competent managerial personnel and by providing to participating Directors, officers and key employees added incentive for high levels of performance and for unusual efforts to increase the earnings of CWBC; and

     - To achieve these purposes and accomplish those results by providing a means whereby Directors, officers and key employees may purchase shares of the Common Stock under stock options granted in accordance with the plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 1997 STOCK OPTION PLAN.

ELIGIBILITY

     Full-time employees, officers and Board members of CWBC and subsidiaries, including Goleta, are eligible to receive awards under the 1997 Plan at the discretion of the Board of Directors.

     The 1997 Plan currently authorizes grants to Directors of options to purchase up to 273,856 shares of Common Stock.

ADMINISTRATION

     The Board of Directors, serving as the "Stock Option Committee", administers the 1997 Plan. The Board has the authority to make all determinations and approvals. Members of the Board of Directors receive no additional compensation for their administration of the 1997 Plan.

TERMS OF THE STOCK OPTIONS

     The 1997 Plan authorizes the issuance to employees of two types of stock-based awards: "Incentive Stock Options", which are intended to satisfy the definition of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (Code), and "Non-Qualified Stock Options", which fall outside the requirements of Section 422. Directors who are not employees of CWBC or its subsidiaries are eligible to receive only Non-Qualified Stock Options, while employees may, subject to the requirements of the Code, receive Incentive Stock Options.

     In general, the option exercise price for each share covered by an option equals the fair market value of the Common Stock on the date of grant. If the recipient owns in excess of 10% of the total combined vesting power of CWBC or any subsidiary, the exercise price of any Incentive Stock Option must be at least 110% of the fair market value on the date of grant.

     The Board of Directors has the discretion to determine the vesting schedule of all options under the Plan, provided that all options must vest at least 20% per year over five years from the date of grant.

     Stock Options must be exercised by payment in full of the exercise price, or, with the prior consent of the Board of Directors, may be exercised by the delivery of previously owned shares of Common Stock.

     If a plan participant's employment or affiliation as a Director with CWBC or a subsidiary ceases for any reason other than termination for cause, the participant's options expire 90 days after the cessation (or any earlier date when the option's term expires). Vesting ceases at the time the affiliation ceases. If the participant's affiliation is terminated for cause, then the participant's options expire 30 days after termination (or any earlier date when the option's term expires), unless reinstated by the Board of Directors. After the death of a participant, the participant's estate may exercise any options that had vested on the date of death for a subsequent period of 90 days. After the disability of a participant, the participant may exercise options that had vested when the disability occurred for a subsequent period of one year.

TERMINATION OF STOCK OPTIONS AND THE PLAN

     The 1997 Plan terminates on January 23, 2007, the tenth anniversary of its adoption. No option exercised under the plan shall be exercisable for a period greater than ten years from its date of grant.


                              INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 2002 were Ernst & Young LLP ("Ernst"). The Company has engaged Ernst as independent auditors for the fiscal year ending December 31, 2003. Representatives of Ernst will be invited to attend the Meeting. The Company will afford the representatives an opportunity to make a statement, should they desire to do so, and expect that the representatives will be available to respond to appropriate questions.

AUDIT FEES

     During the fiscal year ended December 31, 2002, the aggregate fees billed by Ernst for the audit of the Company's consolidated financial statements for such fiscal year and for the review of the Company's interim financial statements were $130,250. The Company was also billed aggregate fees of $7,500 by Arthur Andersen LLP for review of the Company's first quarter interim financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During the fiscal year ended December 31, 2002, there were no fees billed by Ernst for information technology consulting services.

OTHER FEES

     During the fiscal year ended December 31, 2002, the aggregate fees billed by Ernst for professional services other than audit and information technology consulting fees were $74,200, related primarily to state and federal tax compliance and consulting. The Company was also billed aggregate fees of $18,500 by Arthur Andersen LLP for professional services related to state and federal tax compliance and consulting.

     The Audit Committee of the Company reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2002 was compatible with their independence.


                              SHAREHOLDER PROPOSALS

     Shareholder proposals to be considered for inclusion in the Proxy Statement for the Company's 2004 Annual Meeting of Shareholders must be received by the Company at its offices at 445 Pine Avenue, Goleta, California 93117, no later than December 26, 2003. The proposals must also satisfy the conditions established by the Securities and Exchange Commission ("SEC") for such proposals to be included in the Company's Proxy Statement for the 2004 Annual Meeting of Shareholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder), Directors and persons who own more than ten percent of the Common Stock to file reports of stock ownership and changes in stock ownership with the SEC. The officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of all reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the last year its officers, Directors and greater than ten percent beneficial owners complied with all filing requirements.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     Recently, the SEC amended its rule governing a company's ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. As a result of that rule change, in the event a shareholder proposal is not submitted to the Company prior to March 12, 2003, the proxies solicited by the Board for the 2003 Annual Meeting of Shareholders will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2003 Annual Meeting of Shareholders without any discussion of the proposal in the proxy statement for such meeting.

     The Company's Board of Directors knows of no business that will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy card promptly. If you are then present at the Meeting and wish to vote your shares in person, your original Proxy may be revoked by voting at the Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need the Proxy card obtained from your recordholder to vote personally at the Meeting.

                               By Order of the Board of Directors,

                               COMMUNITY WEST BANCSHARES

                               Michael A. Alexander,
                               Chairman of the Board and Chief Executive Officer


Dated: April 22, 2003
Goleta, California

                            COMMUNITY WEST BANCSHARES
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 22, 2003

     The undersigned hereby appoints Marcy Shewmon and Susan Thompson, or any of them, agents and proxy of the undersigned, each with full power of substitution, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Community West Bancshares to be held at the Holiday Inn, 5650 Calle Real, Goleta, California, on Thursday, May 22, 2003, at 6:00P.M,. and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

     1.   ELECTION  OF  DIRECTORS:
          -----------------------

          [ ] FOR all nominees listed below  [ ] WITHHOLD AUTHORITY

          Michael A. Alexander      Lynda Nahra
          Robert H. Bartlein        William R. Peeples
          Jean W. Blois             James R. Sims, Jr.
          John D. Illgen

          INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

          ______________________________________________________________________

     2. APPROVAL IN AN INCREASE in the number of shares reserved for issuance under the Stock Option Plan
          The Board of Directors recommends a vote FOR:

          [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

     3. Other Business. To transact such other business as may properly come before the Meeting and any adjournment thereof.

                      PLEASE SIGN AND DATE THE OTHER SIDE

THIS PROXY WILL BE VOTED AS SPECIFIED OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE SEVEN NOMINEES FOR ELECTION AND FOR PROPOSAL 2. (Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)


                                             Dated:,                 2003
          --------------------------                  --------------
          (Number of Shares)

          --------------------------         ----------------------------
          (Please Print Your Name)           (Signature)

          --------------------------         ----------------------------
          (Please Print Your Name)           (Signature, if held jointly)


          I do [ ]   do not [ ]   expect to attend the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.